UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 05, 2020
 CONDUENT INCORPORATED
(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive,	Suite 200,
Florham Park,	New Jersey
07932
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market

Item 2.02. Results of Operations and Financial Condition.

On November 05, 2020, Registrant released its third quarter 2020 earnings and furnished a copy of the earnings press release with a Current Report on Form 8-K (the “Original 8-K”). Registrant is filing this Form 8-K/A to amend the Original 8-K in order to clarify that the FY 2020 revenue guidance provided in its November 05, 2020 press release referenced comparisons to 2019 Revenue after adjusting for divested revenue.

The information contained in Item 2.02 of this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.
Item 7.01. Regulation FD Disclosure.

On November 05, 2020, Registrant released its third quarter 2020 earnings and furnished with the Original 8-K a copy of the presentation used during the earnings call. Registrant is filing this Form 8-K/A to amend the Original 8-K in order to clarify that the FY 2020 revenue guidance provided on the third quarter 2020 earnings call and in the earnings presentation referenced comparisons to 2019 Revenue after adjusting for divested revenue. For clarification purposes, Registrant is updating the FY 2020 Outlook slide and the corresponding Non-GAAP Financial Measures slide in its third quarter 2020 earnings presentation and is furnishing to the Securities and Exchange Commission a copy of the updated FY 2020 Outlook slide and corresponding Non-GAAP Financial Measures slide as Exhibit 99.1 to this Form 8-K/A under Item 7.01 of Form 8-K. There are no additional changes to the Original Filing.

The information contained in Item 7.01 of this Report and in Exhibit 99.1 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Exhibit 99.1 to this Report contains certain financial measures that are considered “non-GAAP financial measures” as defined in the SEC rules. Exhibit 99.1 to this Report also contain the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Registrant’s Updated FY 2020 Outlook slide from investor presentation dated November 05, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Report and any exhibits to this Report may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” "aim," “should,” “could”, “may,” “continue to,” “if,” “growing,” “projected,” “potential,” “likely,” and similar expressions, as they relate to us, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, statements regarding our financial results, condition and outlook; changes in our operating results; general market and economic conditions; our transformation progress continuing; expectations that we are on track to deliver at or above the top end of our updated full year targets and to exceed the high end of the previous cost savings target range of $140 million; our belief that Conduent is on the right track and making progress on our transformation initiative; our focus on "Growth," "Quality," and "Efficiency" projects as key pillars of our strategic transformation program, which is expected to result in improved client service delivery, client retention and enhanced Service Level Agreement (SLA) performance; and our projected financial performance for the full year 2020 and the strength of our position for the remainder of the year. In addition, all statements regarding the anticipated effects of the novel coronavirus ("COVID-19") pandemic and the responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on our business, customers, and markets, results of operations and financial condition and anticipated actions to be taken by management to sustain our business during the economic uncertainty caused by the pandemic and related governmental and business actions, as well as other statements that are not strictly historical in nature, are forward looking. These statements reflect management's current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. These forward-looking statements are also subject to the significant continuing impact of the COVID-19 pandemic on our business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted.

Important factors and uncertainties that could cause our actual results to differ materially from those in our forward-looking statements include, but are not limited to: the impact of the ongoing COVID-19 pandemic; government appropriations and termination rights contained in our government contracts; risk and impact of potential goodwill and other asset impairments; our ability to renew commercial and government contracts, including contracts awarded through competitive bidding processes; our ability to recover capital and other investments in connection with our contracts; our ability to attract and retain necessary technical personnel and qualified subcontractors; our ability to deliver on our contractual obligations properly and on time; competitive pressures; our significant indebtedness; changes in interest in outsourced business process services; our ability to obtain adequate pricing for our services and to improve our cost structure; risk and impact of geographical events, natural disasters and other factors (such as pandemics, including COVID-19) in a particular country or region on our workforce, customers, vendors, partners and the global economy; claims of infringement of third-party intellectual property rights; the failure to comply with laws relating to individually identifiable information and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of our information systems or security systems or any service interruptions; our ability to estimate the scope of work or the costs of performance in our contracts; our continuing emphasis on and shift toward technology-led digital transactions; customer decision-making cycles and lead time for customer commitments; our ability to collect our receivables, including those for unbilled services; a decline in revenues from, or a loss of, or a reduction in business from, or failure of significant clients; fluctuations in our non-recurring revenue; our failure to maintain a satisfactory credit rating; our ability to attract and retain key employees; increases in the cost of telephone and data services or significant interruptions in such services; our failure to develop new service offerings; our ability to modernize our information technology infrastructure and consolidate data centers; our ability to comply with data security standards; our ability to receive dividends or other payments from our subsidiaries; changes in tax and other laws and regulations; changes in government regulation and economic, strategic, political and social conditions; the outcome of litigation to which we are a party from time to time; changes in the volatility of our stock price and the risk of litigation following a decline in the price of our stock; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management's Discussion and Analysis of Financial Condition and Results of Operations” section and other sections in our Annual Reports on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Any forward-looking statements made by us in this release speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.
Date: November 05, 2020

CONDUENT INCORPORATED

By:	/s/ KEVIN CIAGLO
Kevin Ciaglo
Assistant Secretary